                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported):  February 14, 2001



                            VIROPHARMA INCORPORATED
                            -----------------------
                (Exact name of issuer as specified in charter)



        DELAWARE                 0-021699           23-2789550
     (State or Other           (Commission       (I.R.S. Employer
     Jurisdiction                 file            Identification
   of Incorporation or           number)             Number)
     Organization)



                            405 EAGLEVIEW BOULEVARD
                          EXTON, PENNSYLVANIA  19341
                   (Address of principal executive offices)


                                (610) 458-7300
             (Registrant's telephone number, including area code)
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ITEM 5 - OTHER EVENTS.

     As is more fully described in the attached press release that is incorporated herein by reference, on February 14, 2001, ViroPharma Incorporated reported financial results for the fourth quarter and fiscal year ended December 31, 2000.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

             99          ViroPharma Incorporated Press Release dated
                         February 14, 2001
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        ViroPharma Incorporated


Date: February 15, 2001                    By: /s/ Michel de Rosen
                                               -------------------
                                           Michel de Rosen
                                           President and Chief Executive Officer

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                               INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

   99          ViroPharma Incorporated Press Release dated February 14, 2001